SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                -----------------------------------------------
                                  May 20, 2005


                        Cedar Mountain Distributors, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      333-64840                 91-2015441
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)

              1065 West 1150 South, Provo, UT              84601
         ----------------------------------------        ----------
         (Address of principal executive offices)        (Zip code)

                                 (801) 361-6670
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 2 pages.

Item 8.01 Other Information

         On May 20, 2005, the Company's board of directors and the holders of a majority of the Company's outstanding common stock, acting by written consent, approved a 1 for 3 reverse stock split of all currently outstanding shares of the Company's common stock, par value $.001 per share ("Common Stock"), which will result in a decrease in the outstanding shares of Common Stock from 13,200,000 shares to approximately 4,400,000 shares at the close of business on the record date for the reverse stock split. All fractional shares will be rounded up to the nearest whole share. The record date for purposes of calculating the reverse stock split is June 3, 2005 and the commencement date of the split will be at the close of business on June 3, 2005. The CUSIP number for the Company's stock after the stock split will be 150450 20 3. The Company advises investors to verify with their brokers the effectiveness of the reverse stock split before trading in the Company's common stock. The Company's trading symbol will change in connection with the reverse stock split.

         For further information regarding the reverse stock split, please contact Brenda Hall (801) 361-6670. The Company's stock transfer agent is Interwest Transfer Company, Inc. and is located at 1981 East Murray-Holladay Road, Holladay, Utah 84117.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cedar Mountain Distributors, Inc.
                                          (Registrant)



Date: May 20, 2005                        By   /s/ Brenda Hall
                                             ----------------------------------
                                             Brenda Hall
                                             President, CEO, CFO, and Secretary